EXHIBIT 99.1

CANOO INC. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2021 RESULTS

•	Finalized purchase agreement for 1,000 vehicles with the State of Oklahoma

•	Governor Stitt awarded $15M from the Quick Action Closing Fund to support Oklahoma job creation and economic development

•	Finalized and announced our Advanced Manufacturing Facility in Bentonville, Arkansas

Justin, TX (February 28, 2022) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the fourth quarter and fiscal year 2021.

“We continue to make key progress and recently executed multiple agreements with the state of Oklahoma, including for the purchase of 1,000 vehicles. We broke ground in Pryor Oklahoma, and announced our Advanced Manufacturing facility in Bentonville, Arkansas,” stated Tony Aquila, Investor, Chairman & CEO at Canoo. “We’d like to thank the Governors of Oklahoma, Arkansas and the Chief of the Cherokee Nation for sharing the same mission we have – which is to bring high-paying tech and light blue collar, EV advanced manufacturing jobs to the heartland.”

Additional Recent Updates include:

•	Received full repayment of our capital amounting to $30.4M from VDL, and an equity investment of $8.4M

•	5 Gamma properties undergoing critical winter testing

Fourth Quarter Business Highlights:

•	Built 7 complete platforms and 9 ladder frames compared to 2 complete platforms and 6 ladder frames in Q3’21

•	Produced 271 modules and 16 battery packs compared to 140 modules and 8 battery packs in Q3’21

•	Successfully remediated all the material weaknesses in our internal controls over financial reporting

Fourth Quarter Financial Highlights:

●	Cash and cash equivalents of $224.7 million as of December 31, 2021.

●	GAAP net loss and comprehensive loss of $138.1 million and $346.8 million for the three and twelve months ended December 31, 2021, compared to a GAAP net loss and comprehensive loss of $9.2 million and $86.7 million for the three and twelve months ended December 31, 2020, respectively. The GAAP net loss and comprehensive loss for the three and twelve months ended December 31, 2021, included a gain of $3.3 million and $104.4 million on the fair value change of the contingent earnout shares liability, respectively.

●	Adjusted EBITDA of $(120.3) million and $(332.6) million for the three and twelve months ended December 31, 2021, compared to $(42.5) million and $(108.3) million for the three and twelve months ended December 31, 2020, respectively.

●	Net cash used in operating activities totaled $300.8 million for the twelve months ended December 31, 2021, compared to $107.1 million for the twelve months ended December 31, 2020.

●	Net cash used in investing activities was $162.7 million during the twelve months ended December 31, 2021, compared to $7.6 million during the twelve months ended December 31, 2020.

First Quarter 2022 Business Outlook

Based upon our current projections, Canoo expects:

●	Operating Expenses (excluding stock-based compensation and depreciation) of: $95 million to $115 million

●	Capital Expenditures of: $60 million to $80 million

Conference Call Information

Canoo will host a conference call to discuss the results today, February 28, 2022, at 5:00 PM ET.

To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13726181. To listen to the webcast, please click here. A telephone replay will be available until March 14, 2022, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13726181. To listen to the webcast replay, please click here.

About Canoo

Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses.

Canoo has offices in California and Texas. For more information, please visit www.canoo.com. For Canoo press materials, including photos, please visit press.canoo.com. For investors, please visit investors.canoo.com.

Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted EBITDA is intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe Adjusted EBITDA, when combined with net loss, and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA and Adjusted EBITDA in the same fashion.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA and Adjusted EBITDA as supplemental performance measures.

Fourth Quarter 2021 Financial Results

CANOO INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par values)

UNAUDITED

	2021	2020
Assets
Current assets
Cash and cash equivalents	$224,721	$702,422
Restricted cash	2,771	—
Prepaids and other current assets	63,814	6,463
Total current assets	291,306	708,885
Property and equipment, net	202,314	30,426
Operating lease right-of-use assets	14,228	12,913
Other assets	15,226	1,246
Total assets	$523,074	$753,470

Liabilities and stockholders’ equity
Liabilities
Current liabilities
Accounts payable	$52,267	$17,243
Accrued expenses and other current liabilities	83,925	10,625
Total current liabilities	136,192	27,868
Contingent earnout shares liability	29,057	133,503
Private placement warrants liability	—	6,613
Operating lease liabilities	13,826	13,262
Long-term debt	—	6,943
Other long-term liabilities	—	39
Total liabilities	179,075	188,228

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 authorized, no shares issued and outstanding at December 31, 2021 and 2020	—	—
Common stock, $0.0001 par value; 500,000 shares authorized; 238,580,558 and 235,753,000 issued and outstanding at December 31, 2021 and 2020, respectively	24	24
Additional paid-in capital	1,036,104	910,579
Accumulated deficit	(692,129)	(345,361)
Total stockholders’ equity	343,999	565,242
Total liabilities and stockholders’ equity	$523,074	$753,470

CANOO INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share values)

UNAUDITED

	Three months ended		Twelve months ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue	$—	$—	$—	$2,550

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	—	—	670
Research and development expenses, excluding depreciation	88,212	90,004	246,245	142,862
Selling, general and administrative expenses, excluding depreciation	50,664	35,714	194,736	51,611
Depreciation	2,604	1,946	8,921	7,125
Total costs and operating expenses	141,480	127,664	449,902	202,268
Loss from operations	(141,480)	(127,664)	(449,902)	(199,718)

Other (expense) income
Interest income (expense)	24	(14)	103	(10,479)
Gain on fair value change in contingent earnout shares liability	3,280	115,375	104,446	115,375
Gain (loss) on fair value change in private placement warrants liability	—	3,132	(1,639)	3,132
Gain on extinguishment of debt	—	—	—	5,045
Other income (expense), net	64	8	224	(39)
Loss before income taxes	(138,112)	(9,163)	(346,768)	(86,684)
Provision for income taxes	—	(2)	—	(2)
Net loss and comprehensive loss	$(138,112)	$(9,165)	$(346,768)	$(86,686)
Per Share Data:
Net loss per share, basic and diluted	$(0.60)	$(0.06)	$(1.52)	$(0.79)

Weighted-average shares outstanding, basic and diluted	231,276	158,441	227,909	110,378

CANOO INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

UNAUDITED

	Three months ended		Twelve months ended
	December 31,		December 31,
	2021	2020	2021	2020
Cash flows from operating activities:
Net loss	$(138,112)	$(9,165)	$(346,768)	$(86,686)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	2,604	1,946	8,921	7,125
Non-cash operating lease expense	272	161	1,046	632
Debt discount amortization	—	—	—	2,590
Gain on extinguishment of debt	—	—	—	(5,045)
Stock-based compensation	18,602	83,221	108,360	84,280
Loss (gain) on fair value change in private placement warrants liability	—	(3,132)	1,639	(3,132)
Gain on fair value in contingent earnout shares liability	(3,280)	(115,375)	(104,446)	(115,375)
Other	—	—	—	9
Changes in operating assets and liabilities:
Prepaids and other current assets	(18,829)	(1,483)	(27,744)	(4,669)
Other assets	(13,041)	(8)	(13,980)	718
Accounts payable	9,450	1,409	33,370	2,491
Accrued expenses and other current liabilities	22,139	424	38,786	9,969
Other long-term liabilities	—	39	—	39
Net cash used in operating activities	(120,195)	(41,963)	(300,816)	(107,054)

Cash flows from investing activities:
Purchases of property and equipment	(62,618)	(6,349)	(136,594)	(7,558)
Prepayment to VDL Nedcar	—	—	(26,134)	—
Net cash used in investing activities	(62,618)	(6,349)	(162,728)	(7,558)

Cash flows from financing activities:
Proceeds from issuance of common stock for related party convertible debt	—	—	—	90,000
Proceeds from issuance of common stock for convertible debt	—	—	—	90,500
Proceeds from PPP loan	—	57	—	7,064
Repayments on PPP loan	—	—	(6,943)	(57)
Proceeds from issuance of unvested shares	—	4	—	7
Repurchase of unvested shares	(9)	(37)	(17)	(64)
Business combination and PIPE financing, gross proceeds	—	629,604	—	629,604
Business combination and PIPE financing, issuance costs	—	(22,508)	—	(22,508)
Settlement on restricted stock tax withholding	—	(448)	—	(448)
Payment on stock warrant redemption	—	(800)	—	(800)
Payment of offering costs	(6,001)	(4,474)	(11,307)	(5,781)
Proceeds from exercise of public warrants	—	—	6,880	—
Proceeds from the exercise of stock options	1	—	1	—
Net cash (used in) provided by financing activities	(6,009)	601,398	(11,386)	787,527
Net (decrease) increase in cash, cash equivalents, and restricted cash	(188,822)	553,086	(474,930)	672,915

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	416,314	149,336	702,422	29,507
Cash, cash equivalents, and restricted cash, end of period	$227,492	$702,422	227,492	702,422

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents at end of period	$224,721	$702,422	224,721	702,422
Restricted cash at end of period	2,771	—	2,771	—
Total cash, cash equivalents, and restricted cash at end of period shown in the condensed consolidated statements of cash flows	$227,492	$702,422	227,492	702,422

CANOO INC.

ADJUSTED EBITDA RECONCILIATION TABLE

The following table reconciles Net loss to EBITDA and Adjusted EBITDA:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2021	2020	2021	2020
Net loss	$(138,112)	$(9,165)	$(346,768)	$(86,686)
Interest (income) expense	(24)	14	(103)	10,479
Provision for income taxes	—	2	—	2
Depreciation	2,604	1,946	8,921	7,125
EBITDA	(135,532)	(7,203)	(337,950)	(69,080)
Adjustments:
Gain on fair value change in contingent earnout shares liability	(3,280)	(115,375)	(104,446)	(115,375)
Loss (gain) on fair value change in private placement warrants liability	—	(3,132)	1,639	(3,132)
Gain on extinguishment of debt	—	—	—	(5,045)
Other (income) expense, net	(64)	(8)	(224)	39
Stock-based compensation	18,602	83,221	108,360	84,280
Adjusted EBITDA	$(120,274)	$(42,497)	$(332,621)	$(108,313)

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo’s ability to access future capital, via debt or equity markets, or other sources; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed  under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 expected to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2022, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Media Relations

Agnes Gomes-Koizumi

Vice President, Communications

Press@canoo.com

Investor Relations

Nick Cunningham

Senior Vice President, Investor Relations & Capital Markets

IR@canoo.com